UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

JUNE 14, 2005

MAGELLAN HEALTH SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-6639	58-1076937
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 MUNSON ROAD FARMINGTON, CONNECTICUT		06032
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (860) 507-1900

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 – OTHER EVENTS.

On June 14, 2005, Magellan Health Services, Inc. issued a press release announcing that it has extended its contract with Anthem Blue Cross Blue Shield plans in Indiana, Kentucky and Ohio to manage behavioral health benefits for the plans’ membership through December 31, 2007.  A copy of the press release is attached as Exhibit 99.1 hereto.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS.

(C) Exhibits

Exhibit Number	Description
99.1	Press Release of Magellan Health Services, Inc. dated June 14, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGELLAN HEALTH SERVICES, INC.

	By:	/s/ Jeffrey N. West
		Name:	Jeffrey N. West
		Title:	Senior Vice President and Controller
Dated: June 15, 2005

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End of Filing